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                                                                  EXHIBIT 10.10



                      ASSIGNMENT AND FIRST AMENDMENT TO
                             WIXOM BUILDING LEASE


                          GRAND OAKS INDUSTRIAL PARK


        THIS LEASE ASSIGNMENT AND AMENDMENT is made and entered into as of the date of the last signature shown on the signature page hereof, by and between OAKLAND OAKS, L.L.C., a Michigan limited liability company, whose address is 21520 Bridge Street, Southfield, Michigan 48034 ("Landlord"), ROCKWELL MEDICAL SUPPLY, L.L.C., a Michigan limited liability company whose address is 28025 Oakland Oaks, Wixom, Michigan 48393 ("Assignor"), ROCKWELL MEDICAL TECHNOLOGIES, INC., a Michigan corporation, whose address is 28025 Oakland Oaks, Wixom, Michigan 48393 ("Assignee"), and by DR. KRISHNAPILLAI THAVARAJAH, whose address is 15 Pine Gate Drive, Bloomfield Hills, Michigan 48304 and DR. VIJAY CHILAKAPATI whose address is 18100 Parkridge Drive, Riverview, Michigan 48192, ("Guarantors").

RECITALS:

        A. On or about September 8, 1995 Landlord and Assignor entered into a Wixom Building Lease (the "Lease") regarding the lease by Landlord to Assignor as "Tenant" of a Free standing light industrial building located at 28025 Oakland Oaks, Wixom, Michigan (the "Leased Premises").

        B. The obligations of Tenant under the Lease were unconditionally guaranteed by the Guarantors, under a Personal Guaranty of Lease, dated September 6, 1995.

        C. Assignor desires herein to assign all of its right, title and interest in the Lease and Leased Premises to Assignee.

        D. Landlord is willing, on the terms specifically provided herein, to amend the Lease, consent to assignment of Tenants rights to Assignee, and to discharge the Guarantors.

CONSIDERATION AND AGREEMENT:

        NOW THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the sufficiency and adequacy of which are hereby mutually acknowledged and accepted, and with the intent to be legally bound hereby, the parties hereby agree as follows:

        1. Assignment of Lease. Assignor hereby grants, assigns, transfers, conveys, sets over and delivers to Assignee all of Assignor's right, title and interest, as Tenant, in and to the Lease and the Leased Premises, including all of Assignor's rights, if any, in the Security Deposit. Assignee hereby assumes and agrees to perform all obligations of Assignor, as Tenant, and Assignee shall be bound by the terms of the Lease as though a signatory thereto in the first instance, other than liabilities and obligations arising out of or relating to any breach or default of Assignor occurring on or prior to the date hereof. Landlord hereby consents to the foregoing assignment of Lease to Assignee and agrees that the assignment
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of the Lease will not (i) result in a default by the Assignor or Assignee under the Lease or (ii) terminate or modify any of the rights of Assignee under the Lease..

        2. Amendment of Lease. Simultaneously herewith, Assignee has deposited with Landlord the sum of $177,937.47, in immediately available funds (i.e., cashier's or certified check, or wire transfer). Said sum shall be held, together with the initial Security Deposit of $39,541.66, for a total Security Deposit, to be held and applied by Landlord in accordance with this paragraph and Section 3.05 of the Lease, in the amount of $217,479.13. Provided that Tenant is not then and has not, at any time preceding such date been in default under the Lease, the Security Deposit will be applied against monthly base rent, in accordance with the following schedule:

           MONTH OF APPLICATION                        AMOUNT TO BE APPLIED
           --------------------                        --------------------
             January     1998                               $19,770.83
             February    1998                               $19,770.83
             January     1999                               $19,770.83
             February    1999                               $19,770.83
             January     2000                               $19,770.83
             February    2000                               $19,770.83
             March       2000                               $19,770.83


Upon application of the Security Deposit as aforesaid, the entire remaining balance thereof ($79,083.32) shall be held until expiration of the Lease or applied as otherwise permitted under the terms thereof.

        3. Release of Guarantors. Guarantors are hereby released and discharged of all further liability under the Guaranty.

        4. Representation by Landlord. Landlord represents and warrants to Assignee that (i) Exhibit A attached hereto is a true and correct copy of the entire Lease and there have been no amendments or modifications thereto, (ii) the Lease represents a valid and binding obligation of the Landlord in accordance with its terms, and (iii) except as to payment of the invoice attached hereto as Exhibit B, which remains outstanding as of the date hereof, Landlord has no current actual knowledge that there has occurred an event which would constitute any breach of or default in any provision of the Lease or which would permit the acceleration or termination of any obligation of any party thereto, or which would give rise to any of the foregoing upon the giving of notice or lapse of time or both.

        4. Attorneys Fees. Assignee shall be solely responsible to reimburse Landlord for its attorneys fees and any other costs incurred in connection with this Agreement, including charges levied against Landlord by its mortgage lender and such lender's legal counsel.

        5. Capitalized Terms. Capitalized terms when used herein shall have the same meaning as are attributed to them in the Lease, unless a contrary or different meaning is specifically stated herein.

        6. Entire Lease. The Lease, all Exhibits referred therein and/or attached thereto, the rules and regulations, if any, and this Amendment constitute the entire and integrated agreement between Landlord and Assignee as Tenant.
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        7.  Binding Effect.  All rights and obligations contained herein shall be binding upon and inure to the benefit of Landlord and Assignee, and their respective successors, and permitted assigns, if any.

        8. Receipt. The parties hereto each hereby acknowledge that they have read, fully understand and agree to all of the above, and that they have executed and delivered the original of this Amendment as of the date first set forth hereinabove, and accept a copy hereof.

        9. Counterparts. This Amendment Agreement may be executed in one or more counterpart copies, all of which shall constitute and be deemed an original, but all of which together shall constitute one and the same instrument binding on all the parties.

            IN WITNESS WHEREOF, this Amendment Agreement shall be deemed entered into and effective on the last date shown below.


                               ROCKWELL MEDICAL SUPPLY, L.L.C., a
                               Michigan limited liability company

                               By: /s/ Robert L. Chioini
                                   -----------------------------------------
                                   Robert L. Chioini, Member


                               By: TK Investment Company, a Michigan
                                   co-partnership, Member

                               By: /s/ Vijay Kumar Chilakapati
                                   -----------------------------------------
                                   Chilakapati Family Limited Partnership,
                                   a Michigan limited partnership, Partner

                               By: /s/ Vijay Kumar Chilakapati
                                   -----------------------------------------
                                   Vijay Chilakapati, General Partner

                               And: Thavarajah Family Limited Partnership,
                                    a Michigan limited partnership, Partner

                               By: /s/ Krishnapillai Thavarajah
                                   -----------------------------------------
                                   Krishnapillai Thavarajah, General Partner

                               Dated: February 19, 1997

                                 "ASSIGNOR:

                               ROCKWELL MEDICAL TECHNOLOGIES, INC.
                               a Michigan corporation

                               By: /s/ Robert L. Chioini
                                   -----------------------------------------
                                   Robert L. Chioini, President



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                     Dated: February 19, 1997

                         "ASSIGNEE"


                     /s/ Krishnapillai Thavarajah
                     -------------------------------------
                     Dr. Krishnapillai Thavarajah

                     /s/ Vijay Kumar Chilakapati
                     -------------------------------------
                     Dr. Vijay Kumar Chilakapati

                     Dated: February 19, 1997

                         "GUARANTORS"


                     OAKLAND OAKS, L.L.C., a Michigan
                     limited liability company


                     By: /s/ Douglas W. Manix
                         ---------------------------------
                         Douglas W. Manix, Managing Member

                     Dated: February 19, 1997

                         "LANDLORD"


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